SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

30 Porter Road, Littleton, Massachusetts 01460

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 952-2200

Item 2.	Acquisition or Disposition of Assets.

On January 23, 2004, at a special meeting of stockholders of Viisage Technology, Inc. (“Viisage”), the stockholders of Viisage approved the issuance of shares of common stock of Viisage to the Sellers referred to below in connection with the acquisition (the “Acquisition”) of ZN Vision Technologies AG (“ZN”) pursuant to the Securities Purchase Agreement dated as of March 28, 2003 (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto, the “Securities Purchase Agreement”) by and among (i) Viisage, (ii) ZN and (iii) each of Novar GmbH (“Novar”), ZN Mitarbeiterbeteiligungsgesellschaft buergerlichen Rechts mit beschraenkter Haftung (“ZN MABG”), Odeon Venture Capital AG (“Odeon”), High Tech Beteiligungen GmbH & Co. KG (“HTB”), Prof. Dr. Christoph v.d. Malsburg, Prof. Dr. Thomas Martinetz and Dr. Stefan Gehlen (collectively, the “Sellers”). Promptly following the special meeting, the Acquisition was closed and ZN became a wholly owned subsidiary of Viisage. ZN now serves as the base of Viisage’s European operations and operates under the name Viisage Technology AG.

In the Acquisition, the Sellers (other than ZN MABG) sold all of the outstanding share capital of ZN (other than the share capital held under the ZN option plan) for an aggregate of 5,221,454 shares of Viisage’s common stock and $493 in cash. In addition, Viisage assumed the ZN option plan and paid to ZN MABG, the former trustee and administrator of the ZN option plan, €10,741 in cash and reserved 1,138,546 shares of its common stock for issuance to the plan participants. The amount and form of consideration paid to the Sellers was determined through arms-length negotiations between Viisage and ZN prior to the execution of the Securities Purchase Agreement, as more particularly described in Viisage’s proxy statement first mailed to stockholders on or about January 7, 2004. The common stock issued to the Sellers consisted of authorized but unissued shares. The cash consideration was paid with cash on hand.

Immediately prior to the acquisition, the following Sellers had the following relationships with ZN:

•	Bernd Heinen, a Managing Director of Novar, served on the supervisory board of ZN;

•	Marcel Yon, the Chief Executive Officer of Odeon, served as the Chief Executive Officer and as a member of the executive board of ZN;

•	Dr. Christoph v.d. Malsburg served as a member of ZN’s supervisory board;

•	Georg Ludwig, a Managing Director of HTB, served on the supervisory board of ZN; and

•	Dr. Stefan Gehlen served as Chief Technology Officer and as a member of ZN’s executive board.

Messrs. Yon and Gehlen are currently serving as employees of ZN.

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On January 26, 2004, Viisage issued a press release announcing the closing of the Acquisition. A copy of the press release is included herewith as Exhibit 99.4.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

On December 30, 2003, Viisage filed with the Securities and Exchange Commission its definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with the Acquisition. The financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K and the plan of acquisition required under Item 7(c) of Form 8-K in connection with the closing of the Acquisition were “previously filed” (as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended) in the Proxy Statement, as indicated in the Exhibit Index hereto. The Exhibit Index hereto is incorporated into this Item 7 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: January 30, 2004	By:	/s/ William K. Aulet

William K. Aulet Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.2*	Securities Purchase Agreement dated as of March 28, 2003 (the “Securities Purchase Agreement”) by and among Viisage Technology, Inc., ZN Vision Technologies AG and each of the Sellers named therein.

2.3*	Amendment No. 1 to the Securities Purchase Agreement.

2.4*	Amendment No. 2 to the Securities Purchase Agreement.

2.5‡	Amendment No. 3 to Securities Purchase Agreement.

23.1‡	Consent of BDO International GmbH.

99.1**	Unaudited Pro Forma Combined Financial Statements.

99.2***	Comparative Historical and Unaudited Pro Forma Per Share Data.

99.3†	Financial Statements of ZN Vision Technologies AG.

99.4‡	Press release issued January 26, 2004.

*	Included as an annex to the registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 30, 2003 (the “Proxy Statement”) and incorporated herein by reference.
**	Included on pages 11 through 17 of the Proxy Statement and incorporated herein by reference.
***	Included on page 18 of the Proxy Statement and incorporated herein by reference.
†	Included on pages F-32 through F-51 of the Proxy Statement and incorporated herein by reference.
‡	Filed herewith.

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